OPPENHEIMER QUEST OPPORTUNITY VALUE FUND
                    Supplement dated February 28, 2001 to the
               Statement of Additional Information dated February
                                     9, 2001


The Statement of Additional Information for Oppenheimer Quest Opportunity Value Fund, dated February 9, 2001, is hereby supplemented by adding the following to the end of the section captioned "Performance of the Fund - Other Performance Comparisons - Performance Rankings and Comparisons by Other Entities and Publications":

From time to time the Fund may include in its advertisements and sales literature the total return performance of a hypothetical investment account that includes shares of the Fund and other Oppenheimer funds. The combined account may be part of an illustration of an asset allocation model or similar presentation. The account performance may combine total return performance of the Fund and the total return performance of other Oppenheimer funds included in the account. Additionally, from time to time, the Fund's advertisements and sales literature may include, for illustrative or comparative purposes, statistical data or other information about general or specific market and economic conditions. That may include, for example: o information about the performance of certain securities or commodities markets or segments of those markets,
     o information about the performance of the economies of particular countries or regions

     o    the  earnings  of  companies   included  in  segments  of   particular
          industries, sectors, securities markets, countries or regions,

     o the availability of different types of securities or offerings of securities,

     o information relating to the gross national or gross domestic product of the United States or other countries or regions,

     o comparisons of various market sectors or indices to demonstrate performance, risk, or other characteristics of the Fund.




February 28, 2001                                                     PXO236.008